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                                                                    Exhibit 99.2

   WRITTEN STATEMENT OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Hughes Supply, Inc. (the "Company") on Form 10-Q for the quarter ended May 2, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Bearman, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 13, 2003                    /s/ David Bearman
                                       ---------------------------------
                                       David Bearman
                                       Executive Vice President and
                                       Chief Financial Officer